UNITED STATES

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 11, 2007

                           MONDEO INVESTMENTS, INC.
         (Name of Small Business Issuer as specified in its charter)


           Delaware                  0-52199
(State or other jurisdiction of  (Commission File       (IRS Employer
 incorporation or organization)       Number)       Indentification Number)


                          818 SW 3rd Ave., Suite 141
                            Portland, Oregon 97204
             (Address of principal executive offices and zip code)

         Company's telephone number, including area code: 503-210-5378


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2. below):

    [] Written communications pursuant to Rule 425 under the Securities Act
       (17 CFR 230.425)

    [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
       (17 CFR 240.14a-12)

    [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On March 14, 2007 (the "Closing Date"), pursuant to the terms of a Share Purchase Agreement dated March 11, 2007 (the "Agreement"), Michael Nguyen purchased 1,390,000 shares of Mondeo Investments, Inc., a Delaware corporation (the "Company" or "Registrant"), common stock from William Tay in a private transaction.


ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

Pursuant to the terms of the Agreement, Michael Nguyen purchased 1,390,000 shares of the Company's common stock from William Tay. The total of 1,390,000 shares represents 100% of the Company's issued and outstanding common stock. As a result of this transaction, Mr. Nguyen is now the "control person" of the Company as that term is defined in the Securities Act of 1933, as amended. As part of the acquisition and pursuant to the Agreement, the following changes to the Company's directors and officers have occurred:

- William Tay resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective March 14, 2007.

- Tyroe Chhim was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective as of March 14, 2007.

- William Tay resigned as a member of the Board of Directors of the Company.

- Michael Nguyen was appointed as the Company's sole Director effective on March 14, 2007.

In connection with this change in control, effective March 14, 2007, the Company's new address will be at 818 SW 3rd Ave, Suite 141, Portland, Oregon 97204.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

William Tay resigned as the Company's Director effective March 14, 2007. Mr. Tay's resignation is not the result of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.

William Tay resigned as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective March 14, 2007.

Tyroe Chhim was appointed as the Company's President, Chief Executive Officer, Chief Financial Officer, Treasurer and Secretary effective on March 14, 2007

Michael Nguyen was appointed as the Company's sole Director effective on March 14, 2007.

Michael Nguyen graduated from Portland State University with a BS in Business Administration. Since 2003, Michael Nguyen has been serving as the director & CEO of Nettel Holdings, Inc.

Tyroe Chhim graduated from Portland State University with a BA in Finance/Law. Since 1993, he has been in Corporate Cash/Treasury Management.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

    None.

(b) Pro Forma Financial Information.

    None.

(c) Exhibits.

             99.1   Resignation letter from William Tay

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.


                                       MONDEO INVESTMENTS, INC.


                                       By: /s/ Tyroe Chhim
                                       ------------------------------------
                                       Name:  Tyroe Chhim
                                       Title: President and Chief executive
                                              Officer


Date: March 15, 2007